UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2011
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	37-1516132 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (317) 328-5660
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index
EX-1.1
EX-1.2
EX-5.1
EX-8.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 1.01 Entry into a Material Definitive Agreement.
Common Units Underwriting Agreement
     On September 8, 2011, Calumet Specialty Products Partners, L.P. (the “Partnership”) and Calumet GP, LLC (the “General Partner”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Underwriters”), which provides for the issuance and sale by the Partnership, and purchase by the Underwriters, of 11,000,000 common units representing limited partner interests in the Partnership (the “Common Units”) relating to a public offering of such Common Units at $18.00 per Common Unit. The Underwriters were also granted a 30-day option to purchase up to 1,650,000 additional Common Units. The material terms of the offering of the Common Units are described in the prospectus supplement, dated September 8, 2011 (the “Prospectus Supplement”), as filed by the Partnership with the Securities and Exchange Commission (the “Commission”). The offer and sale of the Common Units are registered with the Commission pursuant to a Registration Statement on Form S-3 (File No. 333-170390), and the closing with respect to the public offering of such Common Units is expected to occur on September 14, 2011, subject to customary closing conditions.
     The Partnership intends to use the net proceeds from the Common Units offering, including a proportionate capital contribution from the General Partner, together with the net proceeds from the Partnership’s previously announced concurrent private placement of $200 million aggregate principal amount of a new series of 9 3/8% senior notes due May 1, 2019 (the “New 2019 Senior Notes”) (further described below under the heading “Senior Notes Purchase Agreement”) and borrowings under its revolving credit facility, to fund the purchase price and related expenses of the Partnership’s previously announced acquisition of the Superior, Wisconsin refinery and associated operating assets and inventories and related businesses from Murphy Oil Corporation (the “Superior Acquisition”). The Superior Acquisition is expected to close by the end of the third quarter, assuming all conditions to closing the Superior Acquisition have been satisfied.
     The closing of the Common Units offering is not conditioned on, nor is it a condition to, the closing of the Superior Acquisition. If the Superior Acquisition does not close, or if the Underwriters’ option to purchase additional Common Units is exercised after the Superior Acquisition closes, then the Partnership intends to use the net proceeds from the Common Units offering, and any net proceeds from the exercise of the Underwriters’ option to purchase additional Common Units, for general partnership purposes, including working capital, capital expenditures and acquisitions.
     Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expenses. Affiliates of certain of the Underwriters are lenders under the Partnership’s revolving credit facility and, in such capacity, will receive a portion of the net proceeds from the Common Units offering resulting from the repayment of borrowings outstanding under the Partnership’s revolving credit facility and fees for any of their increased commitments in connection with the increase in the maximum availability under the Partnership’s revolving credit facility (as described in the Prospectus Supplement) at the closing of the Superior Acquisition. In addition, an affiliate of Barclays Capital Inc. will become a lender under the Partnership’s revolving credit facility at the closing of the Superior Acquisition and will receive a fee for its commitment under the Partnership’s revolving credit facility. Barclays Capital Inc., Merrill Lynch, Pierce, Fenner &

Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC are also serving as initial purchasers in the Partnership’s concurrent private placement of the New 2019 Senior Notes.
     The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and certain affiliates, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.
     The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Senior Notes Purchase Agreement
     On September 8, 2011, the Partnership, Calumet Finance Corp. (“Calumet Finance” and, together with the Partnership, the “Issuers”), the General Partner and certain subsidiary guarantors named therein (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), to offer and sell the New 2019 Senior Notes in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The New 2019 Senior Notes mature on May 1, 2019 and will be sold at a discounted price of 93 percent of par. The closing of the issuance of the New 2019 Senior Notes is expected to occur on September 19, 2011, subject to customary closing conditions and the completion of the Partnership’s concurrent Common Units offering.
     The net proceeds from the private placement of the New 2019 Senior Notes will be deposited into escrow pending completion of the Superior Acquisition. Upon release of the net proceeds from escrow at the closing of the Superior Acquisition, the Partnership intends to use such net proceeds, together with the net proceeds from the Partnership’s concurrent Common Units offering and borrowings under its revolving credit facility, to fund the purchase price and related expenses of the Superior Acquisition.
     If the closing of the Superior Acquisition does not occur within 90 days of closing the private placement, or if the asset purchase agreement regarding the Superior Acquisition is terminated at any time within such 90 days, then the escrowed funds will be applied to the mandatory redemption of the New 2019 Senior Notes at a price equal to either (i) 100% of the initial offering price of the New 2019 Senior Notes, if they are so mandatorily redeemed within 60 days of closing the private placement, or (ii) 101% of the initial offering price of the New 2019 Senior Notes, if they are so mandatorily redeemed after such 60 days, in each case, plus accrued and unpaid interest to the redemption date.
     The Purchase Agreement contains customary representations, warranties and agreements of the Issuers, the General Partner and the Guarantors and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.
     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.

     On September 7, 2011, the Partnership issued a press release announcing the launch of the Common Units offering described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     On September 7, 2011, the Partnership issued a press release announcing the launch of the private placement of the New 2019 Senior Notes described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated by reference to this Item 8.01.
     On September 8, 2011, the Partnership issued a press release announcing the pricing of the Common Units described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.
     On September 8, 2011, the Partnership issued a press release announcing the pricing of the New 2019 Senior Notes described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is filed as Exhibit 99.4 to this Current Report on Form 8-K, which is incorporated by reference into this Item 8.01.
     The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated September 8, 2011, by and among the Partnership, the General Partner and the Underwriters named therein, relating to the Common Units offering.

1.2	Purchase Agreement, dated September 8, 2011, by and among the Partnership, Calumet Finance, the General Partner, the Guarantors and the Initial Purchasers named therein, relating to the private placement of the New 2019 Senior Notes.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P., relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

99.1	Press Release, dated September 7, 2011, announcing the launch of the Common Units offering.

99.2	Press Release, dated September 7, 2011, announcing the launch of the private placement of the New 2019 Senior Notes.

Exhibit
Number	Description
99.3	Press Release, dated September 8, 2011, announcing the pricing of the Common Units offering.

99.4	Press Release, dated September 8, 2011, announcing the pricing of the private placement of the New 2019 Senior Notes.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.
	By:	CALUMET GP, LLC, its General Partner

Date: September 13, 2011	By:	/s/ R. Patrick Murray, II
		Name:	R. Patrick Murray, II
		Title:	Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description
1.1	Underwriting Agreement, dated September 8, 2011, by and among the Partnership, the General Partner and the Underwriters named therein, relating to the Common Units offering.

1.2	Purchase Agreement, dated September 8, 2011, by and among the Partnership, Calumet Finance, the General Partner, the Guarantors and the Initial Purchasers named therein, relating to the private placement of the New 2019 Senior Notes.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P., relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

99.1	Press Release, dated September 7, 2011, announcing the launch of the Common Units offering.

99.2	Press Release, dated September 7, 2011, announcing the launch of the private placement of the New 2019 Senior Notes.

99.3	Press Release, dated September 8, 2011, announcing the pricing of the Common Units offering.

99.4	Press Release, dated September 8, 2011, announcing the pricing of the private placement of the New 2019 Senior Notes.